UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado	80222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

On June 26, 2015, CannaSys, Inc. issued unregistered, unsecured promissory notes to two accredited investors for a total of $100,000 in a private placement of its securities. The notes accrue interest at 1% per annum and are due and payable on March 1, 2016. The notes were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Both note holders were “accredited” as defined in Rule 501(a) of Regulation D. Each note holder confirmed the foregoing and acknowledged that the securities must be acquired and held for investment. No underwriter participated in the offer and sale of these securities and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: June 30, 2015	By:	/s/ Daniel J. Rogers
Daniel J. Rogers, Chief Financial Officer
Secretary/Treasurer